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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 18, 2000

                         PentaStar Communications, Inc.
             (Exact Name of registrant as specified in its charter)

Delaware                                0-27709                   84-1502003
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

1522 Blake Street, Denver CO                         80202
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(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code  (303) 825-4400

                                      None
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          (Former name or former address, if changed since last report.


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Item 5. Other Events

         On May 18, 2000, PentaStar Communications, Inc. completed the acquisition of the business and assets of VSI Network Solutions, Inc., dba Eastern Telecom ("ETI"). Attached to this Current Report on Form 8-K as Exhibit 99 is a copy of the Company's related press release dated May 19, 2000.

Item 7. Financial Statements and Exhibits

         Exhibit 99 Press release of the Company dated May 19, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  5/23/2000                        PENTASTAR COMMUNICATIONS, INC.

                                        By:   /s/ David L. Dunham
                                            ------------------------------
                                            David L. Dunham
                                            Chief Financial Officer


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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER           DESCRIPTION
-------          -----------

  99        Press Release of the Company dated May 19, 2000.